Execution Version
FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT
    THIS FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2024 by and among SIFCO Industries, Inc., an Ohio corporation (“SIFCO”), and Quality Aluminum Forge, LLC, an Ohio limited liability company (“Quality Forge” and, together with SIFCO, collectively, the “Borrowers” and each, individually, a “Borrower”), Garnet Holdings Inc., a California corporation (“Subordinated Creditor”), and JPMorgan Chase Bank, N.A. (“Senior Creditor”).

RECITALS
    A.    The Borrowers, the Subordinated Creditor and the Senior Creditor are parties to a Subordination and Intercreditor Agreement dated December 21, 2023 (as amended, supplemented or otherwise modified from time to time, the “Subordination Agreement”).

    B.    The Borrowers, the Subordinated Creditor and the Senior Creditor desire to amend the Subordination Agreement as set forth herein.

TERMS
    In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS.

    The Subordination Agreement is amended as follows:

    1.1    Section 1.1 of the Subordination Agreement is amended and restated as follows:

3.2    Modifications to Subordinated Debt Documents. Until the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, Subordinated Creditor shall not, without the prior written consent of Senior Creditor, amend, modify, restate or supplement the Subordinated Promissory Note or any other Subordinated Debt Document; provided that the Subordinated Promissory Note may be amended on September 30, 2024 pursuant to the First Amendment to Subordinated Promissory Note in the form of Exhibit A hereto, but my not be otherwise modified.

    1.2    Exhibit A attached hereto is added to the Subordination Agreement as Exhibit A thereto.

ARTICLE 2.
REPRESENTATIONS.

    In order to induce the Senior Creditor to enter into this Amendment, each of the Borrowers and the Subordinated Creditor represents and warrants to the Senior Creditor, that the following statements are true, correct and complete:

    2.1    The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it. This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    2.2    After giving effect to the amendments herein contained, the representations and warranties contained in the Subordination Agreement and the Senior Credit Agreement are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

ARTICLE 3.
CONDITIONS PRECEDENT.

    This Amendment shall be effective as of the date hereof when the following condition is satisfied:

    3.1    This Amendment shall be executed by each of the Company, the Borrower, the Subordinated Creditor and the Senior Creditor.

ARTICLE 4.
MISCELLANEOUS.

    4.1    Except as expressly amended hereby, each Borrower, Senior Creditor and the Subordinated Creditor agrees that the Subordination Agreement is ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect thereto. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Subordination Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require Senior Creditor to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Senior Creditor has agreed to accept any Electronic Signature, Senior Creditor shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of Subordinated Creditor or any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (b) upon the request of Senior Creditor, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, Senior Creditor, Subordinated Creditor and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the parties hereto, Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) Senior Creditor may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of its business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or such Ancillary Document based solely on the lack of paper original copies of this Agreement and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against Senior Creditor or any Related Party of Senior Creditor for any losses, claims (including intraparty claims), demands, damages or liabilities of any kind arising solely from Senior Creditor’s reliance on or use of Electronic Signatures and/or transmission by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any such liabilities arising as a result of the failure of Senior Creditor, Subordinated Creditor or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

    4.2    This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of law principles thereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SUBORDINATED CREDITOR: GARNET HOLDINGS INC. By: /s/ Name: Mark J. Silk Title: President

(Signature Page to First Amendment to Subordination and Intercreditor Agreement)

LOAN PARTIES: SIFCO INDUSTRIES, INC. By: /s/ Name: Thomas R. Kubera Title: Chief Financial Officer
QUALITY ALUMINUM FORGE, LLC By: /s/ Name: Thomas R. Kubera Title: Treasurer & Chief Financial Officer

(Signature Page to First Amendment to Subordination and Intercreditor Agreement)

SENIOR CREDITOR: JPMORGAN CHASE BANK, N.A., as Senior Creditor By: /s/ Name: Title:

(Signature Page to First Amendment to Subordination and Intercreditor Agreement)

EXHIBIT A

See attached copies of the First Amendment to Subordinated Promissory Note